PRIME BANCORP, INC.
                           INCENTIVE STOCK OPTION PLAN

     Section 1.01. The purpose of this Incentive Stock Option Plan (the "Plan") is to promote the growth and general prosperity of Prime Bancorp, Inc. (the "Corporation") and its subsidiary financial institution, Prime Bank, ("Prime" or the "Bank") and its subsidiary service corporations by permitting the Company to grant options to purchase shares of its $1.00 par value common stock (the "Common Stock"). The Plan is designed to help attract and retain superior personnel for positions of substantial responsibility with the Company and the Bank and to provide key employees and non-employee directors with an additional incentive to contribute to the success of the Company and the Bank. The Company intends that options granted to employees pursuant to the provisions of the Plan will quality as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and Treasury Regulations promulgated thereunder ("Qualified Options"), unless an option, by its terms, would not qualify thereunder. The Plan also provides for the granting of non-incentive options to directors who are not employees ("Non-Qualified Options"). As used in the Plan, the terms "corporation" and "subsidiary" shall have the meanings set forth in subsections (e) and (f), respectively, of Section 424 of the Code.

     Section 2.01. Administration. The Plan shall be administered by the board of directors of the Company or by a committee of the board of directors comprised solely of two or more "Non-Employee Directors," within the meaning of Rule 16b-3(b)(3)(ii) of the General Rules and Regulations under the Securities Exchange Act of 1934, to whom administration of the Plan has been delegated by resolution of the board of directors. The members of the board, or that committee, as the case may be, are hereafter referred to as the "Plan Administrators." Actions of the Plan Administrators shall be taken by a majority vote or by unanimous written consent.

     Section 2.02. Authority of Plan Administrators. Subject to the provisions of the Plan, and with a view to effecting its purpose, the Plan Administrators shall have sole authority, in their absolute discretion, (a) to construe and interpret the Plan, (b) to define the terms used herein, (c) to prescribe, amend, and rescind rules and regulations relating to the Plan, (d) to determine the individuals to whom options to purchase Common Stock shall be granted under the Plan, (e) to determine the time or times at which options shall be granted under the Plan, (f) to determine the number of shares of Common Stock subject to each option, the option price and the duration of each option granted under the Plan, (g) to determine all of the other terms and conditions of options granted under the Plan, and (h) to make all other determinations necessary or advisable for the administration of the Plan and do everything necessary or appropriate to administer the Plan. All decisions, determinations and interpretations made by the Plan Administrators shall be binding and conclusive on all participants in the Plan and on their legal representatives, heirs and beneficiaries. The Plan Administrators shall endeavor to ensure that option agreements entered into pursuant to the Plan which are intended to be Qualified Options meet all the requirements for incentive stock options described in Section 422 of the Code.


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     Section 2.03. Terms, Conditions and Method of Grant. The terms and conditions of options granted under the Plan may differ from one another as the Plan Administrators, in their absolute discretion, shall determine as long as all options granted under the Plan satisfy the requirements of the Plan. No employee who receives an option (the "optionee") shall have any rights with respect to an option granted under the Plan unless the optionee shall have executed and delivered to the Plan Administrators an option agreement (with a copy of the Plan attached). The option agreement shall be in the form and shall contain such provisions consistent with the Plan as the Plan Administrators, acting with the benefit of legal counsel, shall deem advisable. The date of the option agreement shall be the date of granting the option to the optionee for all purposes of the Plan. No option under the Plan shall be granted the exercise of which shall be conditioned upon the exercise of any other option under the Plan or any other plan.

     Section 3.01. Maximum Number of Shares of Common Stock Subject to the Plan. Subject to the provisions of Section 13.01, the maximum aggregate number of shares with respect to which options may be granted under the Plan is 353,617 shares of authorized and unissued Common Stock, which number of shares constitutes 10 percent of the number of shares issued on January 31, 1995. The maximum number of shares subject to the Plan may be adjusted pursuant to the provisions of Section 13.01 of the Plan. If any of the options granted under the Plan expire or terminate for any reason before they have been exercised in full, the unpurchased Common Stock subject to those expired or terminated options shall again be available for the purpose of the Plan.

     Section 4.01. Eligibility and Participation. Only full-time employees of the Company or the Bank, whether or not directors of the Company or the Bank, shall be eligible for selection by the Plan Administrators to participate in the Plan. As used herein, the term "full-time employee" shall mean any person employed by the Company or the Bank in return for salary, wages or other compensation, whose employment shall be regular as opposed to a part-time or job basis. Directors who are not full time employees of the Company or the Bank shall be eligible to receive Non-Qualified Options pursuant to the Plan.

     Section 5.01. Effective Date and Term of Plan. The Plan shall become effective upon its adoption by the board of directors of the Company, subject to approval of the Plan by the stockholders of the Company, as provided in Section
15.01. The Plan shall continue in effect for a term of 10 years unless sooner terminated under Section 14.01.

     Section 5.02. Duration of Options. Each option and all rights thereunder granted pursuant to the terms of the Plan shall expire on the date determined by the Plan Administrators, but in no event shall any option granted under the Plan expire later than ten (10) years from the date on which the option is granted. In addition, each option shall be subject to early termination as provided in this Plan.

     Section 5.03. Purchase Price. The purchase price for shares of Common Stock acquired pursuant to the exercise (in whole or in part) of any option shall not be less than the


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greater of the fair market value of the stock at the time of the grant of the option. Fair market value shall be determined by the Plan Administrators on the basis of those factors they deem appropriate; provided that the Plan Administrators shall make a good faith effort to determine such fair market value in selecting such factors, and provided further, that if at the time the determination is made the Common Stock is admitted to trading on a national securities exchange, the fair market value of the shares shall be not less than the greater of (i) the mean between the high bid and asked prices reported for the Common Stock on that exchange on the day the option is granted or the most recent trading day preceding the date on which the option is granted or (ii) the last reported sale price reported for the Common Stock on that exchange on the day or most recent trading day preceding the date on which the option is granted. The phrase "national securities exchange" shall include the National Association of Securities Dealers Automated Quotation System and the over-the-counter market.

     Section 5.04. Term and Purchase Price of Option Granted to More Than Ten Percent Stockholder. Notwithstanding anything to the contrary in Sections 5.02 and 5.03, if an option is to be granted to an optionee who at the time the option is granted owns (or under Section 424(d) of the Code is deemed to own) more than 10 percent of the voting power or value of all classes of stock of the Company, (i) that option by its terms shall not be exercisable after the expiration of five years after the date that option is granted, and (ii) the purchase price for shares acquired pursuant to the exercise (in whole or in part) of that option shall be at least 110 percent of the fair market value (as determined under Section 5.03) of the shares subject to the option at the time the option is granted.

     Section 5.05. Maximum Amount of Options in Any Calendar Year. To the extent that the aggregate fair market value of stock with respect to which options under this Plan and all other such option plans of the Company (or a parent or subsidiary as defined in Section 424 of the Code), and which would otherwise be Qualified Options, are exercisable for the first time by an Optionee in any calendar year exceeds $100,000, such options shall not be treated as Qualified Options. Nothing contained herein shall prohibit a grant of a Non-Qualified Option regardless of whether Qualified Options are granted to such person in such year.

     Section 6.01. Exercise of Options by Optionee. Each option shall be exercisable in one or more installments during its term, and the right to exercise may be cumulative as determined by the Plan Administrators. No option may be exercised for a fraction of a share of Common Stock and no partial exercise of an option may be for less than 100 shares, unless fewer than 100 shares remain subject to the option. In addition, no option may be exercised other than on a business day of the Company. The full purchase price of any shares purchased shall be paid at the time of exercise of the option by a combination of cash, certified or cashier's check payable to the order of the Company or shares of Common Stock. If any portion of the purchase price is paid in shares of Common Stock, those shares shall be tendered at their then fair market value, as determined by the Plan Administrators in accordance with
Section 5.03 of the Plan. In addition, except with respect to any Qualified Options granted prior to [the date of this Board meeting], the optionee may purchase all or any portion of the shares subject to an


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option by directing the Company to withhold from delivery to the optionee the number of shares having a fair market value equal to the aggregate exercise price of the total number of shares purchased. No option may be exercised on a date later than 10 years from the date it is granted.

     Section 6.02. Exercise of Options by Estate or Beneficiaries. Subject to the provisions of Section 12.01, if an option shall have been transferred to an estate of an optionee, or to any beneficiary thereof who shall have acquired such option by bequest or inheritance by reason of the death of such optionee, the option shall be exercisable in the same manner as if exercised by such optionee pursuant to Section 6.01. Notwithstanding the provisions of Section 9.01, the executor or administrator of such estate, or the beneficiary thereof shall not be required to exercise such option within three months following the death of such optionee, provided, however, that the exercise of such option shall otherwise be pursuant to the terms of such option. Such options, if so exercised, shall be eligible for treatment under Section 422 of the Code without regard to whether such executor, administrator or beneficiary is then employed by the Company or Prime Bank, provided the optionee shall have met the employment requirements of the Plan at the date of death thereof. If a Qualified Option had not been exercised by an optionee prior to the expiration of the applicable holding period of Section 422(a)(1) of the Code, the executor, administrator or beneficiary of the estate of such optionee may exercise such option, and such option shall be treated as a Qualified Option, notwithstanding whether the shares of Common Stock acquired thereunder shall be disposed of prior to the expiration of such applicable period.

     Section 6.03. Written Notice Required. Any option granted pursuant to the terms of the Plan shall be considered exercised when written notice of that exercise, together with the investment representations described in Section 7.01, if any, have been given to the Company at its principal office by the person entitled to exercise the option and full payment for the shares with respect to which the option is exercised has been received by the Company. Upon receipt thereof, and in connection with the transfer of Common Stock, the Company shall provide optionee with a written statement containing the information required by Section 6039(a) of the Code.

     Section 7.01. Compliance with State and Federal Laws. Shares of Common Stock shall not be issued with respect to any option granted under the Plan unless the exercise of that option and the issuance and delivery of the Common Stock pursuant to that exercise shall comply with all relevant provisions of state and federal laws, rules and regulations, and the requirements of any stock exchange upon which the Common Stock may then be listed, and shall be further subject to the approval of counsel for the Company with respect to that compliance. If any law or any regulation of any federal or state body having jurisdiction shall require the Company or the optionee to take any action in connection with the shares specified in the optionee's notice, then the date for the delivery of the shares shall be postponed until the completion of the necessary action. The Plan Administrators also shall require (to the extent required by applicable laws, rules and regulations) an optionee to furnish evidence satisfactory to the Company (including a written and signed representation letter and a consent to be bound by any transfer


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restrictions imposed by law, legend, condition, or otherwise) that the Common
Stock is being purchased only for investment and without any present intention to sell or distribute the Common Stock in violation of any law, rule or regulation. Further, each optionee shall consent to the imposition of a legend on the shares of Common Stock subject to his or her option restricting their transferability as may be required by applicable laws, rules and regulations.

     Section 8.01. Employment of Optionee. Each optionee who is an employee, if required by the Plan Administrators, must agree in writing as a condition of the granting of his or her option, that he or she will remain in the employ of the Company or the Bank following the date of the granting of that option for a period specified by the Plan Administrators, which period shall in no event exceed three years. Nothing in the Plan (including the foregoing sentence) or in any option agreement entered into under the Plan shall confer upon any optionee any right to continued employment by the Company or Prime Bank, or continued service as a director thereof, or limit in any way the right of the Company or the Bank at any time to terminate or alter the terms of the employee's employment or to be removed as a director.

     Section 9.01. Option Rights Upon Termination of Employment or Service as a Director. If an optionee who is an employee ceases to be employed by the Company or Prime Bank, without regard to the anticipated duration of that unemployment, for any reason other than death or permanent and total disability, his or her option shall immediately terminate, unless an option agreement allows the option to be exercised (to the extent exercisable on the date of termination of employment) at any time within 3 months after the date of termination of employment; provided, however, in the case of an employee who is also a director, the Plan Administrators may, in their discretion, permit the option to be exercised for a specified period of time ending not later than 3 years from the date of termination of employment. For this purpose, the employment relationship in respect of which an option shall have been granted shall be deemed to continue while the optionee to whom said option shall have been granted shall be on military leave, leave on account of illness or other bona fide leave determined in the discretion of the Plan Administrators, provided the period of such leave shall not exceed 90 days, or if longer, so long as the right of the optionee to reemployment with the Company or its subsidiary financial institutions is guaranteed either by operation of law or contract. If such reemployment is not so guaranteed by operation of law or contract, then such employment relationship shall be deemed to terminate on the 91st day of such leave. In the case of an optionee who is a non-employee director, upon his or her termination of service as a director for any reason, his or her option shall immediately terminate, unless the Plan Administrators, in their discretion, permit the option to be exercised for a specified period of time ending not later than 3 years from termination of the director's service.

     Section 10.01. Option Rights upon Death or Disability. Except as otherwise limited by the Plan Administrators at the time of the grant of an option, if an optionee dies or becomes permanently and totally disabled within the meaning of
Section 22(e)(3) of the Code while employed by the Company or the Bank, or while a director in the case of a non-employee director, or dies within 3 months following termination of employment in the case of a Qualified


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Option, his or her option shall expire one year after the date of death or the date of permanent and total disability, and in the case of a Non-Qualified Option, such option will expire upon its term, unless in either case the option agreement or the Plan otherwise provides for earlier termination. During that period, the unexercised portion of the option may be exercised by the optionee, if living, or by the person or persons to whom the optionee's rights under the option shall pass by will or by the laws of descent and distribution, but only to the extent that the optionee is entitled to exercise the option at the date of death or the date of permanent and total disability, as the case may be.

     Section 11.01. Privileges of Stock Ownership. Notwithstanding the exercise of any option granted pursuant to the Plan, no optionee shall have any of the rights or privileges of a stockholder of the Company in respect of any shares of Common Stock issuable upon the exercise of his or her option until the optionee becomes a stockholder of record.

     Section 12.01. Options Not Transferable. Options granted pursuant to the terms of the Plan may not be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent or distribution any may be exercised during the lifetime of an optionee only by that optionee.

     Section 13.01. Adjustments for Changes in Capitalization or Organization; Acceleration of Right to Exercise Option. All options granted pursuant to this Plan shall be adjusted in the manner prescribed by this section.

     (a) If the outstanding shares of the Common Stock of the Company are increased, decreased, changed into, or exchanged for a different number or kind of shares or securities through recapitalization, reclassification, stock dividend, stock split or reverse stock split, an appropriate and proportionate adjustment shall be made in the maximum number and kind of shares of Common Stock as to which options may be granted under the Plan. A corresponding adjustment changing the number or kind of shares of Common Stock allocated to unexercised options or portions thereof, which shall have been granted prior to any such change, shall likewise be made. Any such adjustment in outstanding options shall be made without change in the aggregate purchase price applicable to the unexercised portion of the option, but with a corresponding adjustment in the price for each share of Common Stock or other unit of any security covered by the option.

     (b) Upon the effective date of the dissolution or liquidation of the Company, or of a reorganization, merger, combination or consolidation of the Company with one or more other corporations in which the Company is not the surviving corporation, or of the transfer of substantially all of the assets or stock of the Company to another corporation, the Plan and any option theretofore granted hereunder shall terminate unless provision is made in writing in connection with that transaction for the continuance of the Plan and for the assumption of options theretofore granted hereunder, or the substitution for those options of new options covering the stock of the successor corporation, or a parent or subsidiary thereof, with appropriate


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adjustments, as determined or approved by the Plan Administrators, as to the number and kind of shares of stock subject to the substituted options and prices therefor, in which event the Plan and the options theretofore granted, or the new options substituted therefor, shall continue in the manner and under the terms so provided. For the purposes of the preceding sentence, the excess of the aggregate fair market value of the shares subject to the option immediately after the substitution or assumption over the aggregate option price of those shares shall not be more than the excess of the aggregate fair market value of the shares subject to the option immediately before the substitution or assumption over the aggregate option price of those shares, and the new option or assumption of the old option shall not give the optionee additional benefits which the optionee did not have under the old option.

     In the event of (i) such dissolution, liquidation, reorganization, merger, combination, consolidation or sale or transfer of assets or stock in which provision is not made in the transaction for the continuance of the Plan and for the assumption of options theretofore granted or the substitution for those options of new options covering the securities of a successor corporation or a parent or subsidiary thereof or (ii) a difference between the excess of the aggregate fair market value of the shares subject to the option immediately after the substitution or assumption over the aggregate option price of those shares and the excess of the aggregate fair market value of the shares subject to the option immediately before the substitution or assumption over the aggregate option price of those shares, each optionee (or that person's estate or a person who acquired the right to exercise the option from the optionee by bequest or inheritance) shall be entitled, prior to the effective date of the consummation of any such transaction, to purchase, in whole or in part, the full number of shares of Common Stock under the option or options granted to him or her which he or she would otherwise have been entitled to purchase during the remaining term of the option and without regard to any otherwise applicable exercise restrictions set forth in the option agreement. To the extent that any such exercise relates to stock that is not otherwise available for purchase through the exercise of the option by the optionee at that time, the exercise shall be contingent upon the consummation of that dissolution, liquidation, reorganization, merger, combination, consolidation, or sale or transfer of assets or stock.

     (c) Notwithstanding the foregoing, in the event of a complete liquidation of the Company, or in the event that such corporation ceases to be a subsidiary as that term is defined herein, any unexercised options theretofore granted to an employee of the subsidiary financial institution shall be deemed canceled three months after the occurrence of any such event unless the employee shall become employed by the Company or by any other subsidiary financial institution on or before the occurrence of any such event.

     Section 14.01. Termination and Amendment of Plan. The Plan shall terminate 10 years after the earlier of its adoption by the Board of Directors or its approval by the stockholders of the Company, and no options shall be granted under the Plan after that date; provided, however, that termination of the Plan shall not terminate any option granted prior thereto, and options granted prior to termination of the Plan and existing at the time of


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termination of the Plan shall continue to be subject to all the terms and conditions of the Plan as if the Plan had not terminated. Subject to the limitation contained in Section 14.02, the Plan Administrators may at any time amend or revise the terms of the Plan (including the form and substance of the option agreements to be used hereunder), provided that no amendment or revision shall (i) increase the maximum aggregate number of shares of Common Stock provided for in Section 3.01 that may be sold pursuant to options granted under the Plan, except with the approval of the stockholders of the Company and the Office of Thrift Supervision or except as required under the provisions of
Section 13.01(a), (ii) permit the granting of an option to anyone other than as provided in Section 4.01, (iii) increase the maximum term provided for in Sections 5.02 and 5.04 of any option, or (iv) change the minimum purchase price for shares of Common Stock under Sections 5.03 and 5.04.

     Section 14.02. Prior Rights and Obligations. No amendment, suspension or termination of the Plan shall, without the consent of the optionee, alter or impair any of that optionee's rights or obligations under any option granted under the Plan prior to that amendment, suspension or termination.

     Section 15.01. Approval of Stockholders. Within 12 months after its adoption by the board of directors of the Company, as provided by Section 5.01, the Plan must be approved by stockholders of the Company holding at least a majority of the voting stock of the Company voting in person or by proxy at a duly held stockholders' meeting. Options may be granted under the Plan prior to obtaining approval, subject to the limitations of Section 14.01 concerning the period during which options may be granted, but those options shall be contingent upon approval being obtained and may not be exercised prior to the receipt of that approval.

     Section 16.01. Reservation of Shares of Common Stock. The Company, during the term of the Plan, will at all times reserve and keep available a sufficient number of shares of Common Stock to satisfy the requirements of the Plan. In addition, the Company will from time to time, as is necessary to accomplish the purposes of the Plan, seek to obtain from any regulatory agency having jurisdiction any requisite authority in order to grant options under the Plan and to issue and sell shares of Common Stock hereunder. The inability of the Company to obtain from any regulatory agency having jurisdiction the authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of Common Stock hereunder shall relieve the Company of any liability in respect of the non-issuance or sale of the Common Stock as to which the requisite authority shall not have been obtained.

     Section 17.01. Headings. The headings of the sections of the Plan are for convenience only and shall not be considered or referred to in resolving questions of interpretation.

     Section 18.01. Brokers' Commissions. No commission may be paid to brokers on the sale by the Company to the optionee of Common Stock that is optioned and sold under the Plan.

     Section 19.01. Adoption. The Plan has been adopted by a resolution duly adopted by the board of directors of the Company.


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     Section 20.00. Applicable Law. The Plan and Options granted hereunder shall be governed by the Commonwealth of Pennsylvania.


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                  NON-EMPLOYEE DIRECTOR STOCK OPTION AGREEMENT


     This Option Agreement is made as of the ______ day of ____________________, in the year _____, by and between Prime Bancorp, Inc. (the "Corporation") and _______________________ (the "Optionee").

     WHEREAS, the Optionee is a non-employee member of the Board of Directors of the Corporation; and

     WHEREAS, the Corporation desires to afford the Optionee an opportunity to purchase shares of common stock of the Corporation as hereinafter provided, in accordance with the provisions of the Prime Bancorp, Inc. Incentive Stock Option Plan (the "Plan").

     NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties hereto, intending to be legally bound hereunder, agree as follows:

     1. Grant of Option. The Corporation hereby grants to the Optionee the right and option (the "Option") to purchase from the Corporation up to, but not exceeding in the aggregate, ______________ shares of the Corporation's common stock, par value of $1.00 per share (the "Common Stock"), at the price of $__________ per share (the "Option Shares"), which price is the fair market value of the Common Stock determined in accordance with the Plan, or, if the Optionee owns or is deemed to own, within the meaning of Section 424(d) of the Internal Revenue Code of 1986 ("Code"), more than ten percent (10%) of the outstanding Common Stock as of the date hereof ("10% Owner"), 110% of such fair market value. This Option is in all respects limited and conditioned, as hereinafter provided, and is subject to the terms and conditions of the Plan now in effect and as they may be amended, from time to time, in accordance with the Plan (which terms and conditions are and automatically shall be incorporated herein by reference and made a part hereof and shall control in the event of any conflict with any other terms of this Option Agreement).

     2. Exercise and Expiration of Option. The Option granted hereby shall be exercisable only as follows:

        (a) An Option may be exercised by the Optionee only during the continuance of the Optionee's service as a Director of the Corporation, except as provided in subparagraphs 2(d) through 2(f) below. Once an Option Share has become exercisable, the Optionee may exercise his Option with respect to such number of Option Shares so exercisable as the Optionee may elect before the termination of the Option as set forth in this Agreement and in the Plan.

        (b) The Option granted hereby may not be exercised after the expiration of the end of the term hereof, which shall be the 10th anniversary of the date hereof, or, if the Optionee is a 10% Owner, the fifth anniversary of the date hereof, unless earlier terminated


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pursuant to any provision of the Plan or this Agreement.

        (c) The Option granted hereby shall be exercisable in part or in whole at such time as the Optionee determines in his or her discretion, [commencing immediately.] [commencing as of the dates set forth below:

         Date First Exercisable             Number of Option Shares
         ----------------------             -----------------------



                                                                       ]

        (d) If Optionee's service as a Director of the Corporation shall terminate other than by reason of permanent and total disability, as defined in the Plan, or death, the Option granted hereby shall be exercisable by the Optionee at any time within three months after the date of such termination of service to the extent that the Option was exercisable by the Optionee on the date of such termination, but in no event after the expiration of the term of the Option. If the Option is not exercised as provided in this subparagraph (d), it shall expire and shall not thereafter be exercisable.

        (e) If the Optionee's service as a Director of the Corporation shall terminate by reason of the Optionee's permanent and total disability (as defined in the Plan), the Option granted hereby shall be exercisable by the Optionee at any time within one year after the date of such termination of service due to disability to the extent that the Option was exercisable by the Optionee on the date of such termination due to disability, but in no event after the expiration of the term of the Option. If the Option is not exercised as provided in this subparagraph (e) it shall expire and shall not thereafter be exercisable.

        (f) If Optionee dies within three months of termination of service as a Director of the Corporation or the termination of service as a Director is due to the death of the Optionee while serving as a Director of the Corporation, the Option granted hereby shall be exercisable by the estate of the Optionee, or the person or persons who acquired the right to exercise such Option by bequest or inheritance, at any time within the earlier of one year of the date of such termination of service or the date of death, to the extent that the Option was exercisable by the Optionee on the date of such termination of service, but in no event after the expiration of the term of the Option. If the Option is not exercised as provided in this subparagraph (f), it shall expire and shall not thereafter be exercisable.

        (g) The Option may not be exercised for a fraction of a share and no partial exercise of the Option may be for less than 100 shares, unless fewer than 100 shares remain subject to the Option.

        (h) By accepting the Option, Optionee represents and agrees for himself or herself, and all persons who acquire rights in the Option in accordance with


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the Plan through Optionee, that none of the shares of Common Stock purchased upon exercise of the Option will be distributed in violation of applicable federal and state laws and regulations, and Optionee shall furnish evidence satisfactory to the Corporation (including a written and signed representation letter and a consent to be bound by any transfer restrictions imposed by law, legend, condition or otherwise) that the Common Stock is being purchased only for investment and without any present intention to sell or distribute the Common Stock in violation of any law, rule or regulation. Further, each Optionee shall consent to the imposition of a legend on the shares of Common Stock subject to his or her Option restricting their transferability as may be required by applicable laws, rules and regulations.

        (i) The foregoing provisions of this Paragraph 2 notwithstanding, the Optionee's right to exercise this Option is subject to the terms and conditions of the Plan.

     3. Non-Transferability of Option. The Option granted hereby shall not be assignable or transferable by the Optionee except by the laws of descent and distribution, and during the lifetime of the Optionee, the Option shall be exercisable only by Optionee or by his or her guardian or legal representative.

     4. Notice of Exercise of Option and Payment for Shares.

        (a) Subject to the terms and conditions of this Option Agreement and the Plan, the Optionee shall deliver to the Corporation written notice of his election to exercise all or part of the Option granted hereby, which notice shall specify the number of Option Shares in respect to which the Option is to be exercised and shall be accompanied by payment in full of the aggregate Option price for such Option Shares.

        (b) The Optionee shall pay to the Corporation, in whole or in part, at the principal office of the Corporation, the Option price of the Option Shares with respect to which the Option is being exercised:

            (i) in cash or its equivalent;

            (ii) in Common Stock of the Corporation having a fair market value on the date of tender of the shares equal to the Option Price;

            (iii) by directing the Corporation to withhold from delivery to the Optionee the number of shares having a fair market value on the date of exercise equal to the aggregate exercise price of the Option Shares purchased; or

            (iv) by a combination of (i), (ii) and (iii), above, or any two thereof.

     In the event the Option is exercised in accordance with subparagraphs 4(b)(i), (ii), (iii) or (iv), above, the Corporation shall deliver to the Optionee, as soon as practicable thereafter, certificates registered in the name of the Optionee representing the number of shares of stock or other securities in respect of which the Option is being exercised, less any shares withheld in accordance with subparagraph 4(b)(iii), above. In the event the Option shall be exercised by any person or persons after the death of the Optionee, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise the Option.

     5. Acknowledgment of Plan Documents. By execution of this Agreement, Optionee acknowledges receipt of (i) the Prospectus dated ___________________, together with any amendments thereto as of the date of this Agreement, containing information about the Plan and the statement of availability of each of the Corporation's Securities and Exchange Commission filings and other information which is incorporated into the Prospectus by reference; and (ii) a copy of the Corporation's most recent annual report to shareholders. Optionee acknowledges that he or she has read and understands the Plan and that he or she is aware that by its terms:

        (a) the issuance of shares of Common Stock pursuant to the exercise of the Option, and any resale of those shares, may only be effected in compliance with applicable state and federal laws and regulations;

        (b) Optionee is not entitled to any rights as a stockholder with respect to any shares of Common Stock issuable hereunder until a certificate or certificates representing those shares are issued and delivered to him or her. The Corporatin will issue and deliver such shares within three weeks of exercise of the Option; and

        (c) the shares of Common Stock subject hereto may be adjusted in the event of certain organizational changes in the capital structure of the Corporation or for any other reason permitted by the Plan.

     6. Definitions. Except as otherwise defined in this Agreement, the terms used in this Agreement shall have the meanings set forth in the Plan.

     7. Governing Law. The Interpretation of this Agreement shall be governed in accordance with the laws of the Commonwealth of Pennsylvania.

     IN WITNESS WHEREOF, the Corporation has caused this Option Agreement to be duly executed by its officers thereunto duly authorized, and the Optionee has hereunto set his hand and seal, all as of the day and year first above written.


PRIME BANCORP, INC.                         OPTIONEE:




By:
    ------------------------------          -----------------------------------
    (signature)                             (signature)


Title:
       ---------------------------

                         EMPLOYEE STOCK OPTION AGREEMENT


     This Option Agreement is made as of the ______ day of ____________________, in the year _____, by and between Prime Bancorp, Inc. (the "Corporation") and _______________________ (the "Optionee").

     WHEREAS, the Optionee is an employee of the Corporation; and

     WHEREAS, the Corporation desires to afford the Optionee an opportunity to purchase shares of common stock of the Corporation as hereinafter provided, in accordance with the provisions of the Prime Bancorp, Inc. Incentive Stock Option Plan (the "Plan").

     NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties hereto, intending to be legally bound hereunder, agree as follows:

     1. Grant of Option. The Corporation hereby grants to the Optionee the right and option (the "Option") to purchase from the Corporation up to, but not exceeding in the aggregate, ______________ shares of the Corporation's common stock, par value of $1.00 per share (the "Common Stock"), at the price of $__________ per share (the "Option Shares"), which price is the fair market value of the Common Stock determined in accordance with the Plan, or, if the Optionee owns or is deemed to own, within the meaning of Section 424(d) of the Internal Revenue Code of 1986 ("Code"), more than ten percent (10%) of the outstanding Common Stock as of the date hereof ("10% Owner"), 110% of such fair market value. This Option is in all respects limited and conditioned, as hereinafter provided, and is subject to the terms and conditions of the Plan now in effect and as they may be amended, from time to time, in accordance with the Plan (which terms and conditions are and automatically shall be incorporated herein by reference and made a part hereof and shall control in the event of any conflict with any other terms of this Option Agreement).

     2. Exercise and Expiration of Option. The Option granted hereby shall be exercisable only as follows:

        (a) An Option may be exercised by the Optionee only during the continuance of the Optionee's employment by the Corporation, except as provided in subparagraphs 2(e) through 2(h) below. Once an Option Share has become exercisable, the Optionee may exercise this Option with respect to such number of Option Shares so exercisable as the Optionee may elect before the termination of the Option as set forth in this Agreement and in the Plan.

        (b) The Option granted hereby may not be exercised after the expiration of the end of the term hereof, which shall be the 10th anniversary of the date hereof, or, if the Optionee is a 10% Owner, the fifth anniversary of the date hereof, unless earlier terminated pursuant to any provision of the Plan or this Agreement.

        (c) The Option granted hereby shall be exercisable in part or in whole at such time as the Optionee determines in his or her discretion, [commencing immediately.] [commencing as of the dates set forth below:

         Date First Exercisable             Number of Option Shares
         ----------------------             -----------------------



                                                                            ]

        (d) The Option Shares shall be treated as shares with respect to an incentive stock option, within the meaning of Section 422 of the Code; provided, however, to the extent that Option Shares which are first exercisable during any calendar year have an aggregate fair market value, as of the date hereof, in excess of $100,000, the number of Option Shares having a value equal to such excess shall not be treated as incentive stock option shares.

        (e) If Optionee's employment with the Corporation shall terminate other than by reason of permanent and total disability, as defined in the Plan, or death, the Option granted hereby shall be exercisable by the Optionee at any time within three months after the date of such termination of employment to the extent that the Option was exercisable by the Optionee on the date of such termination, but in no event after the expiration of the term of the Option. If the Option is not exercised as provided in this subparagraph (e), it shall expire and shall not thereafter be exercisable.

        (f) If the Optionee's employment with the Corporation shall terminate by reason of the Optionee's permanent and total disability (as defined in the Plan), the Option granted hereby shall be exercisable by the Optionee at any time within one year after the date of such termination of employment due to disability to the extent that the Option was exercisable by the Optionee on the date of such termination due to disability, but in no event after the expiration of the term of the Option. If the Option is not exercised as provided in this subparagraph (f) it shall expire and shall not thereafter be exercisable.

        (g) If Optionee dies within three months of termination of employment or the termination of employment is due to the death of the Optionee while in the employ of the Corporation, the Option granted hereby shall be exercisable by the estate of the Optionee, or the person or persons who acquired the right to exercise such Option by bequest or inheritance, at any time within the earlier of one year of the date of such termination or the date of death, to the extent that the Option was exercisable by the Optionee on the date of such termination of employment, but in no event after the expiration of the term of the Option. If the Option is not exercised as provided in this subparagraph (g), it shall expire and shall not thereafter be exercisable.

        (h) If, upon the Optionee's termination of employment with the Corporation, the Optionee is and remains a member of the Corporation's Board of Directors, the Option granted hereby shall be exercisable by the Optionee within three years after the date of such termination of employment to the extent that the Option was exercisable by the Optionee on the date of such termination, or to the extent the Option becomes exercisable thereafter during the Optionee's service as a Director, but in no event after the expiration of the term of the Option. If the Option is not exercised as provided in this subparagraph (h), it shall expire and shall not thereafter be exercisable.

        (i) The Option may not be exercised for a fraction of a share and no partial exercise of the Option may be for less than 100 shares, unless fewer than 100 shares remain subject to the Option.

        (j) By accepting the Option, Optionee represents and agrees for himself or herself, and all persons who acquire rights in the Option in accordance with the Plan through Optionee, that none of the shares of Common Stock purchased upon exercise of the Option will be distributed in violation of applicable federal and state laws and regulations, and Optionee shall furnish evidence satisfactory to the Corporation (including a written and signed representation letter and a consent to be bound by any transfer restrictions imposed by law, legend, condition or otherwise) that the Common Stock is being purchased only for investment and without any present intention to sell or distribute the Common Stock in violation of any law, rule or regulation. Further, each Optionee shall consent to the imposition of a legend on the shares of Common Stock subject to his or her Option restricting their transferability as may be required by applicable laws, rules and regulations.

        (k) The foregoing provisions of this Paragraph 2 notwithstanding, the Optionee's right to exercise this Option is subject to the terms and conditions of the Plan.

     3. Non-Transferability of Option. The Option granted hereby shall not be assignable or transferable by the Optionee except by the laws of descent and distribution, and during the lifetime of the Optionee, the Option shall be exercisable only by Optionee or by his or her guardian or legal representative.

     4. Notice of Exercise of Option and Payment for Shares.

        (a) Subject to the terms and conditions of this Option Agreement and the Plan, the Optionee shall deliver to the Corporation written notice of his election to exercise all or part of the Option granted hereby, which notice shall specify the number of Option Shares in respect to which the Option is to be exercised and shall be accompanied by payment in full of the aggregate Option price for such Option Shares in the manner set forth in subparagraph (b), above.

        (b) The Optionee shall pay to the Corporation, in whole or in part, at the principal office of the Corporation, the Option price of the Option Shares with respect to which the Option is being exercised:

            (i) in cash or its equivalent;

            (ii) in Common Stock of the Corporation having a fair market value on the date of tender of the shares equal to the Option Price;

            (iii) by directing the Corporation to withhold from delivery to the Optionee the number of shares having a fair market value on the date of exercise equal to the aggregate exercise price of the Option Shares purchased; or

            (iv) by a combination of (i), (ii) and (iii), above, or any two thereof.

     In the event the Option is exercised in accordance with subparagraphs 4(b)(i), (ii), (iii) or (iv), above, the Corporation shall deliver to the Optionee, as soon as practicable thereafter, certificates registered in the name of the Optionee representing the number of shares of stock or other securities in respect of which the Option is being exercised, less any shares withheld in accordance with subparagraphs 4(b)(iii), above, and 4(c), below. In the event the Option shall be exercised by any person or persons after the death of the Optionee, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise the Option.

        (c) The Optionee's right to exercise the Option shall be subject to the condition that he or she deliver cash or its equivalent to the Corporation in an amount sufficient to satisfy the Corporation's federal, state and local tax withholding obligations, if any, with respect to such exercise. Alternatively, the Optionee may direct the Corporation to withhold from delivery to the Optionee the number of shares of Common Stock having a fair market value on the date of exercise equal to the amount required to be withheld, including the amount, if any, required to be withheld with respect to shares withheld from delivery pursuant to this subparagraph (c).

     5. Employment by Subsidiaries. For purposes of this Agreement, the term "Corporation" shall include any subsidiary of the Corporation and any subsidiary of a subsidiary of the Corporation (a "Subsidiary"), and none of the following transfers of the Optionee in his capacity as an employee shall be deemed a termination of employment with the Corporation:

        (a) From the Corporation to a Subsidiary;

        (b) From a Subsidiary to the Corporation; or

        (c) From a Subsidiary to another Subsidiary.

     6. No Contract for Employment

        (a) Nothing contained in this Agreement shall be deemed to require the

Corporation to continue the Optionee's employment by the Corporation. Except as may be provided in a written employment contract executed by a duly authorized officer of the Corporation and approved by the Board of Directors of the Corporation, the Optionee shall at all times be an employee-at-will of the Corporation and the Corporation may discharge the Optionee at any time for any reason, with or without cause, and with or without severance compensation.

        (b) From time to time, the Corporation may distribute employee manuals or handbooks, and officers or other representatives of the Corporation may make written or oral statements relating to the Corporation's policies and procedures. Such manuals, handbooks and statements are intended only for the general guidance of employees. No policies, procedures or statements of any nature by or on behalf of the Corporation (whether written or oral, and whether or not contained in any formal employee manual or handbook) shall be construed to modify this Agreement or to create express or implied obligations to the optionee of any nature.

     7. Notice to Corporation of Disqualifying Disposition. By accepting an incentive stock option (within the meaning of Section 422 of the Code) under the Plan, the Optionee agrees to notify the Corporation in writing immediately after he or she makes a disqualifying disposition (as described in Sections 421, 422 and 424 of the Code and regulations thereunder) of any stock acquired pursuant to the exercise of incentive stock options granted under the Plan. A disqualifying disposition is generally any disposition occurring within two years of the date the incentive stock option was granted or within one year of the date the incentive stock option was exercised, whichever period ends later.

     8. Acknowledgment of Plan Documents. By execution of this Agreement, Optionee acknowledges receipt of (i) the Prospectus dated ___________________, together with any amendments thereto as of the date of this Agreement, containing information about the Plan and the statement of availability of each of the Corporation's Securities and Exchange Commission filings and other information which is incorporated into the Prospectus by reference; and (ii) a copy of the Corporation's most recent annual report to shareholders. Optionee acknowledges that he or she has read and understands the Plan and that he or she is aware that by its terms:

        (a) the issuance of shares of Common Stock pursuant to the exercise of the Option, and any resale of those shares, may only be effected in compliance with applicable state and federal laws and regulations;

        (b) Optionee is not entitled to any rights as a stockholder with respect to any shares of Common Stock issuable hereunder until a certificate or certificates representing those shares are issued and delivered to him or her. The Corporatin will issue and deliver such shares within three weeks of exercise of the Option; and

        (c) the shares of Common Stock subject hereto may be adjusted in the event of certain organizational changes in the capital structure of the Corporation or for any other reason permitted by the Plan.

     Optionee further acknowledges that he or she understands that any shares of Common Stock obtained by exercise of the Option which would otherwise qualify as shares with respect to an incentive stock option, within the meaning of Section 422 of the Code, shall not qualify for the favorable federal income tax treatment afforded incentive stock options if Optionee sells or disposes of those shares prior to a date (i) within 2 years from the date of this Agreement, or (ii) within 1 year after those shares have been transferred to him or her by the Corporation.

     Optionee further acknowledges that he or she understands that the favorable federal income tax treatment afforded incentive stock options may be unavailable as to any previously acquired shares of Common Stock used to pay any part of the purchase price for shares subject to the Option, as set forth in subparagraph 4(b)(ii), above, if those previously acquired shares were acquired through the exercise of an incentive stock option and with respect to such shares there shall have elapsed less than either (i) 2 years from the date the option to acquire such shares was granted, or (ii) 1 year after those shares have been transferred to him or her by the Corporation.

     9. Definitions. Except as otherwise defined in this Agreement, the terms used in this Agreement shall have the meanings set forth in the Plan.

     10. Governing Law. This Option Agreement shall be construed in a manner consistent with the Code provisions concerning incentive stock options, and its interpretation shall otherwise be governed in accordance with the laws of the Commonwealth of Pennsylvania.

     IN WITNESS WHEREOF, the Corporation has caused this Option Agreement to be duly executed by its officers thereunto duly authorized, and the Optionee has hereunto set his hand and seal, all as of the day and year first above written.


PRIME BANCORP, INC.                         OPTIONEE:


By:
    ------------------------------          -----------------------------------
    (signature)                             (signature)


Title:
       ---------------------------